LOAN AND
                                PLEDGE AGREEMENT


         THIS LOAN AND PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), effective as of ______ __, ____, is by and between ______________________(the "Borrower") and TIMET
Colorado Corporation, a Colorado corporation (together with its successors and assigns, "TCC"). TCC is a wholly owned subsidiary of Titanium Metals Corporation ("TIMET").

                                    RECITALS

         WHEREAS, in 1997, TIMET established goals (the "Ownership Goals") for certain executives of TIMET with respect to such executives' ownership of the common stock of TIMET or BUCS of TIMET Capital Trust I (such stock or BUCS collectively referred to herein as "TIMET Stock");

         WHEREAS, in 1998, TIMET established a loan program in order to assist its executives in achieving the Ownership Goals;

         WHEREAS, in 1999, TIMET established TCC as a special purpose subsidiary to function as a "Plan Lender" as defined in Section 221.4(a) of Regulation U (12 CFR 221); and

         WHEREAS, pursuant to TCC's loan program, TCC may from time to time extend to Borrower, and Borrower may from time to time obtain from TCC, loans to acquire TIMET Stock, subject to the terms and conditions of this Agreement; and

         WHEREAS, in 2001, TIMET modified the loan program to permit loans to pay withholding taxes owing upon the lapsing of restrictions on grants of restricted stock made to a Borrower.

                                    COVENANTS

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and, among other things, the pledge by Borrower of Borrower's TIMET Stock acquired, or for which withholding taxes have been paid, with the proceeds of the Loans (as defined below), the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 Definitions. As used herein, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "Base Rate" means an annual interest rate, determined by TCC in its reasonable discretion, equal to TIMET's effective borrowing rate as of the date of each Loan and as adjusted, on each January 2 during the term of this Agreement, to TIMET's effective borrowing rate as of January 2.

         "Base Salary" means Borrower's base salary as an employee of TIMET, as in effect as of the date of each Loan.

         "Collateral" means, collectively, all TIMET Stock acquired, directly or indirectly, by Borrower with the proceeds of any loan, all TIMET Stock with respect to which withholding taxes have been paid using the proceeds of any loan, or any other stock or other property pledged by Borrower to secure the Obligations, together with all proceeds of any of the foregoing, including, without limitation, any TIMET Stock and moneys received and at any time held by TCC under this Agreement.

         "Default Rate" means a variable rate per annum which shall be three percent (3%) per annum plus the Base Rate applicable to each Loan in respect of the amount on which the Default Rate is being assessed, but in no event in excess of that permitted by applicable law.

         "Event of  Default"  has the  meaning  assigned to that term in Section
          4.1.

         "Lien" means, with respect to any asset, any pledge, hypothecation, collateral assignment, security interest, encumbrance, lien or charge of any kind.

         "Loan" means a loan by TCC to Borrower pursuant to the terms of this Agreement; collectively, the "Loans."

         "Loan Documents" means, collectively, this Agreement, the Notes and all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

         "Market Value" means, for TIMET Common Stock, the closing price for TIMET Common Stock, as such price is quoted on the applicable market, on the day of a trade in such stock; and for BUCS, "Market Value" means, on the day of a trade, the average of the highest bid and lowest asked prices made such day on the applicable market on which the BUCS are then traded, or, if not traded on any market, the average of the highest bid and lowest asked prices made such day with all market makers, or if such valuation cannot be determined for any reason, the fair value thereof as otherwise reasonably determined by the Company.

         "Note" means a secured promissory note issued by the Borrower to evidence Loans made by TCC pursuant to the terms of this Agreement, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference, and "Notes" means all of such Notes collectively.

         "Obligations" has the meaning set forth in Section 5.1.

         "Person" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "UCC" means the Uniform Commercial Code as in effect from time to time in Colorado or, if applicable, other relevant jurisdiction.

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

         2.1 Loans. Upon written request of Borrower from time to time, TCC may (but shall not be required to), on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, make Loans to Borrower;
provided however, that (a) the aggregate principal amount of all Loans made in one calendar year shall not exceed an amount equal to fifty percent (50%) of the Borrower's Base Salary in effect as of the date of each Loan, and (b) the aggregate principal amount of all Loans outstanding at any one time shall not exceed two hundred percent (200%) of the Borrower's Base Salary in effect as of the date of each Loan). Except as otherwise approved by TIMET's Chief Executive Officer, TCC will extend a maximum of two (2) Loans per calendar year.

         2.2 Notes. Borrower's obligation to pay the principal of and interest on all the Loans made to it by TCC shall be evidenced by one or more Notes duly executed and delivered by Borrower concurrently with each Loan, with blanks appropriately completed in conformity herewith.

         2.3 Request for Loan. Whenever Borrower desires to obtain a Loan hereunder, Borrower shall give TCC written notice at its office located at 1999 Broadway, Suite 4300, Denver, CO 80202 (or such other address as TCC may hereafter designate) at least seven (7) days' prior written notice of Borrower's request for a Loan. Such notice shall specify (i) the aggregate principal amount of the requested Loan, (ii) the requested date of the Loan, (iii) the name, address and other necessary information concerning the broker or the transfer agent through whom Borrower will purchase TIMET Stock (including payment of applicable brokerage fees) with the proceeds of such Loan, if any, (iv) the amount of withholding taxes owing upon the lapse of restrictions on grants of restricted stock made to Borrower, if any, and (v) any other information reasonably requested by TCC.

2.4      Prepayments.

(a) Borrower may prepay the Loans at any time without premium or penalty. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest and any other amounts due under any Loan Document before application to payment of principal.

(b) If Borrower's employment with TIMET is terminated, whether or not for cause or any other reason, all outstanding principal, accrued and unpaid interest and any other amounts due under any Loan Document shall be due and payable in full on the date ninety (90) days after the date of termination of Borrower's employment; provided however, in the event a sale within such time period would result in "short-swing" profits under any applicable securities laws, such repayment date shall be extended to the earliest date upon which such sale may occur without Borrower's incurring such liability; provided, further, that recourse to the Borrower shall be as provided in Section 5.13 hereof.

(c) Upon prior written notice to TCC, Borrower may sell all or part of the TIMET Stock securing repayment of the Loans provided (i) no Event of Default exists hereunder and (ii) such sale is made in compliance with all applicable securities laws. In the case of any such sale, all outstanding principal, accrued and unpaid interest and any other amounts due under any Loan Document shall be due and payable in full concurrently with the settlement of such sale. TCC shall have the right to receive all proceeds of such sale and shall apply such proceeds as follows: (w) first, to pay to all appropriate governmental authorities, any Federal, state, local or other taxes owing by Borrower in respect of such sale, (x) second, to pay all outstanding, accrued and unpaid interest and any other amounts (except principal) due under any Loan Document,
(y) third, to repay that percentage of outstanding principal amounts on the Loans (in order of maturity) equal to the ratio of the Market Value of the TIMET Stock then being sold to the Market Value of all Collateral immediately prior to effecting such sale, and (z) fourth, any balance to Borrower. In the event such proceeds are inadequate to repay the amount called for by subsections (w) through (z) herein, Borrower will remit such difference to TCC concurrently with the settlement of such sale.

         2.5 Conditions to Loans. Subject to the other terms and conditions hereof, the making of each Loan shall be subject to the satisfaction of all of the following conditions precedent with respect to each such Loan:

                  (a) Borrower shall have duly executed and delivered to TCC a Note, with blanks appropriately completed in conformity herewith;

                  (b) Borrower shall have duly executed and delivered proper financing statements (Form UCC-1 or such other financial statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of TCC, desirable to perfect the security interests purported to be created by this Agreement;

                  (c) Borrower shall have made arrangements satisfactory to TCC with respect to the delivery of all certificates evidencing the TIMET Stock, including, without limitation, directions to the transfer agent for, or other entity holding, the TIMET Stock to deliver all certificates evidencing the TIMET Stock to TCC upon issuance or release of such certificates, together with executed and undated stock powers;

                  (d) Borrower shall have duly executed and delivered to TCC all documents required by the Federal Reserve Board or other governmental authority necessary or appropriate to comply with Regulations U and X; and

                  (e) TCC shall have received all other instruments, documents and information it reasonably determines necessary and appropriate, together with evidence that all other actions necessary, or in the reasonable opinion of TCC, desirable to perfect the security interests purported to be taken by the Loan Documents have been taken.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         3.1 Representations. In order to induce TCC to enter into this Agreement and to make the Loans, Borrower makes the following representations, warranties and agreements as of the date of this Agreement and as of the date of each Loan, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans:

                  (a) All proceeds of the Loans incurred hereunder shall be used by Borrower solely for the purpose of acquiring TIMET Stock (including payment of applicable brokerage fees) or for paying withholding taxes owing upon the lapsing of restrictions on grants of restricted stock made to Borrower. No part of the proceeds of any Loan will be used in violation of Regulations U or X;

                  (b) The provisions of this Agreement and other Loan Documents are effective to create in favor of TCC a legal, valid and enforceable security interest in all right, title and interest of Borrower in the Collateral, and this Agreement and other Loan Documents, together with the filings of Form UCC-1, create a fully perfected first lien on, and security interest in, all right, title and interest of Borrower in all of the Collateral, subject to no other Liens;

                  (c) Borrower has good title to, and is the legal and beneficial owne r of, all TIMET Stock free and clear of all Liens other than Liens for the benefit of TCC;

                  (d) Borrower is incurring the Loans for business and investment purposes and the Loans are not incurred primarily for a personal, family or household purpose; and

                  (e) Borrower has duly executed and delivered the Loan Documents and such Loan Documents are enforceable against Borrower in accordance with their terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or general principles of equity.

         3.2 Liens. Borrower will not create, incur, assume or suffer to exist or agree to create, incur, assume or suffer to exist any Lien in, upon or with respect to any of Collateral.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

         4.1 Events of Default. Any of the following events, acts, occurrences or state of facts shall constitute an "Event of Default" for purposes of this
Agreement:

                  (a) Borrower shall default in the payment of principal or interest on any of the Loans or any other amount owing hereunder or under any other Loan Document when due and such default in payment shall continue for three (3) Business Days after written notice from TCC to Borrower; or

                  (b) Any representation or warranty made by or on behalf of Borrower contained in any Loan Document or any document, instrument or certificate delivered pursuant hereto or thereto shall have been incorrect or misleading in any material respect when made or deemed made; or

                  (c) Borrower shall default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Loan Document and such default shall continue unremedied for a period of ten (10) days after written notice from TCC to Borrower; or

                  (d) Involuntary proceedings or an involuntary petition shall be commenced or filed against Borrower or Borrower shall become insolvent, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed in any bankruptcy, insolvency or similar proceeding against Borrower, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for Borrower's property or assets; or

                  (e) At any time after the execution and delivery thereof, any of the Loan Documents shall cease to be in full force and effect or shall cease in any material respect to give TCC the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral subject to no other Liens.

                  If any of the foregoing Events of Default shall have occurred and be continuing, TCC may declare all of Loans immediately due and payable in full and exercise any or all of its remedies at law or in equity, including without limitation, enforcement of all of the Liens and security interests created pursuant to the Loan Documents and exercise of the remedies set forth in
Article V of this Agreement.

                                    ARTICLE V
                               SECURITY AGREEMENT

         5.1 Secured Obligations. This Agreement is made by Borrower to secure repayment of:

                  (a) fully and promptly when due (whether at the stated maturity, by acceleration or otherwise, including, without limitation, the mandatory repayments of principal called for by Section 2.4(c)) of (i) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower; (ii) any and all sums advanced by TCC in order to preserve the Collateral or preserve its security interest in the Collateral and the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral; (iii) any and all expenses incurred by TCC incurred in connection with the exercise by TCC of its rights under the Loan Documents, together with reasonable attorneys fees and expenses and court costs; and (iv) all liabilities and obligations of Borrower now or hereafter arising under this Agreement and/or any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including, without limitation, obligations of performance); and

                  (b) all amounts paid by TCC as to which TCC has the right to reimbursement under Article V of this Agreement; all such obligations, liabilities, sums and expenses set forth in this Section 5.1 being herein collectively called the "Obligations."

         5.2 Pledge. To secure repayment of the Obligations, Borrower hereby (i) grants to TCC a security interest in all of the Collateral, (ii) pledges and deposits with TCC the TIMET Stock, and delivers to TCC certificates or instruments therefor, accompanied by undated stock powers duly executed in blank, or such other instruments of transfer as are reasonably acceptable to TCC, and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to TCC all of Borrower's right, title and interest in and to such Collateral (and in and to all certificates or instruments evidencing such Collateral), to be held by TCC as collateral security for the Obligations, upon the terms and conditions set forth in this Agreement.

         5.3 Subsequently Acquired TIMET Stock. If Borrower shall acquire by stock dividend, exchange or other similar transaction in respect of the Collateral pledged hereunder any additional TIMET Stock at any time or from time to time after the date hereof, Borrower will forthwith pledge and deposit such TIMET Stock (or certificates or instruments representing such TIMET Stock) as security with TCC and deliver to TCC certificates or instruments therefor, and accompanied by undated stock powers duly executed in blank, or such other instruments of transfer as are acceptable to TCC.

         5.4 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 5.1 and 5.2 hereof, if any TIMET Stock (whether now owned or hereafter acquired) are uncertificated securities, Borrower shall promptly notify TCC thereof, and upon request by TCC, shall promptly take all actions required to perfect the security interest of TCC under applicable law. Borrower further agrees to take such actions as TCC deems necessary or desirable to effect the foregoing and to permit TCC to exercise any of its rights and remedies hereunder.

         5.5 Voting. Unless and until an Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or result in breach of any covenant contained in this Agreement or any other Loan Document. All such rights of Borrower to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 5.7 hereof shall become applicable.

         5.6 Dividends and Other Distributions. Unless an Event of Default shall have occurred and be continuing, all cash dividends and distributions payable in respect of the Collateral shall be paid to Borrower. TCC also shall be entitled to receive directly, and to retain as part of the Collateral:

                  (a) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (b) all other or additional stock or other securities or property (including, without limitation, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (c) all other or additional stock or other securities or property (including, without limitation, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  Nothing contained in this Section 5.6 shall limit or restrict in any way TCC's right to receive proceeds of the Collateral in any form in accordance with Section 5.3 of this Agreement. All dividends, distributions or other payments which are received by Borrower contrary to the provisions of
Section 5.6 and Section 5.7 shall be received in trust for the benefit of TCC, shall be segregated from other property or funds of Borrower and shall be forthwith paid over to TCC as Collateral in the same form as so received (with any necessary endorsement).

         5.7 Remedies in Case of Events of Default. In case an Event of Default shall have occurred and be continuing, then and in every such case, TCC shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Loan Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and TCC shall be entitled to exercise all of the rights and remedies of a secured party under the UCC and also shall be entitled, without limitation, to exercise the following rights, which Borrower hereby agrees to be commercially reasonable:

                 (a) to receive all amounts payable in respect of the Collateral otherwise payable to Borrower under Section 5.6 hereof;

                 (b) to transfer all or any part of the Collateral into TCC's name or the name of itsnominee or nominees;

                 (c) to vote all or any part of the Collateral (whether or not transferred into the name of TCC) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Borrower hereby irrevocably constituting and appointing TCC the proxy and attorney-in-fact of Borrower, with full power of substitution to do so);

                  (d) to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Borrower), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as TCC in its absolute discretion may determine, provided that at least ten (10) days' written notice of the time and place of any such sale shall be given to Borrower. TCC shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, TCC may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. TCC shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (e) the right, without prior notice to Borrower, any such notice being expressly waived by Borrower, to set off and apply against any Obligations, whether matured or unmatured, of Borrower to TCC, any amount owing from TCC to Borrower, including without limitation any wages, salary, bonus or other compensation or reimbursement owing by TCC to Borrower at any time and from time to time, and the aforesaid right of set off may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against, Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set off shall not have been exercised by TCC prior to the making, filing or issuance, or service upon TCC of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Borrower hereby authorizes TCC to withhold any and all amounts due from TCC to Borrower, including without limitation any wages, salary, bonus or other compensation and the foregoing shall constitute an authorization to so withhold under all applicable law.

         5.8 Remedies, Etc., Cumulative. Each and every right, power and remedy of TCC provided for in this Agreement or any other Loan Document, or now or hereafter existing at law or in equity or by statute, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by TCC of any one or more of the rights, powers or remedies provided for in this Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by TCC of all such other rights, powers or remedies, and no failure or delay on the part of TCC to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of TCC to any other or further action in any circumstances without notice or demand.

         5.9 Application of Proceeds. All moneys collected by TCC upon any sale or other disposition of the Collateral, together with all other moneys received by TCC hereunder, shall be applied to the payment of the Obligations in the manner provided in the second sentence of Section 2.6.

         5.10 Purchasers of Collateral. Upon any sale of the Collateral by TCC hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of TCC or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to TCC or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         5.11 Indemnity. Borrower agrees to indemnify and hold harmless TCC and its successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and out-of-pocket expenses, including, without limitation, attorneys fees and costs arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Loan Document or the enforcement of any of the terms of, or the preservation of any rights under any thereof, any contract claim or, to the maximum extent permitted by applicable law, provided that no Indemnitee shall be indemnified pursuant to this Section 5.11 for claims, demands, losses, judgments or expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, Borrower will, if requested by TCC or any such Indemnitee, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the Person or Persons indemnified or intended to be indemnified. Unless TCC or other Indemnitee has made the request described in the preceding sentence and such request has been complied with, each Indemnitee shall have the right to employ its own counsel (as well as staff counsel) to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of any counsel shall be at the expense of Borrower.

         5.12 Further Assurances; Power-of-Attorney. Borrower agrees to execute, file and refile under the UCC or other applicable law such financing statements, continuation statements and amendments or supplements thereto, and other documents in such offices as TCC may deem necessary and wherever required by law in order to perfect and preserve TCC's security interest in the Collateral and hereby authorizes TCC to file financing statements and amendments or supplements thereto relative to all or any part of the Collateral without the signature of Borrower where permitted by law, and agrees to do such further acts and things and to execute and deliver to TCC such additional conveyances, assignments, agreements, documents and instruments as TCC may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto TCC its rights, powers and remedies hereunder. Borrower hereby appoints TCC as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in TCC's reasonable discretion to take any action and to execute any instrument which TCC may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

         5.13 Recourse. The Loans shall be full recourse as to Borrower; provided, however, that in the event of a sale by TCC of all of the Collateral upon an Event of Default, or because of termination of Borrower's employment for any reason, except as otherwise provided in this paragraph, TCC shall be limited to seeking or being allowed to obtain a personal judgment against the Borrower or the Borrower's successors and assigns for (i) seventy percent (70%) of the remaining unpaid principal outstanding after application of the proceeds from the sale of Collateral, and (ii) all accrued interest and other amounts due and payable under the Loan Documents (excluding only principal). Notwithstanding anything herein to the contrary, in the event of any default by the Borrower under the Loan Documents, (a) TCC shall have all rights reserved herein, in the Loan Documents, and in any other instrument given or granted for the purpose of securing the payment of the Note, subject to the limitation described in the first sentence of this paragraph, (b) shall have full recourse to all Collateral for the payment of the indebtedness evidenced by the Note or arising under the other Loan Documents and to any other property which is now or hereafter encumbered or otherwise pledged as security for the payment of the indebtedness evidenced by the Note or arising under the other Loan Documents, (c) nothing contained herein or in any instrument the purpose of which is to secure the payment of the Note or amounts due under the other Loan Documents shall be construed to prohibit TCC from filing any necessary action naming the Borrower or the Borrower's successors and assigns, the purpose of which action is to effect the realization of any security given for the payment of the Note or arising under the other Loan Documents, and (d) the limitations contained herein shall not be construed to prevent TCC from asserting a claim to an interest in any Collateral or the proceeds thereof or other moneys in the hands of a trustee or receiver or other Person appointed by a court of competent jurisdiction.

         5.14 Termination; Release. Upon the payment in full of all Obligations and the termination of this Agreement, the security interest created hereby shall terminate (provided that all indemnities set forth herein shall survive any such termination) and TCC, at the request and expense of the Borrower, will execute and deliver to Borrower a proper instrument or instruments acknowledging the satisfaction and termination of such security interest, and will duly assign, transfer and deliver to Borrower (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Notices. All notices and communications hereunder shall be sent or delivered by mail, telecopy or overnight courier service and all such notices and communications shall, when telecopied or sent by overnight courier, be effective on the Business Day when delivered to the overnight courier or when sent by telecopier, and when mailed, be effective three (3) Business Days following deposit in the mail with proper postage. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to Borrower:

                           ==============================
                           ------------------------------

                  (b)      if to TCC, at:

                           TIMET Colorado Corporation
                           c/o Titanium Metals Corporation
                           1999 Broadway, Suite 4300
                           Denver, Colorado 80202
                           Attn:    General Counsel
                           Telephone: (303) 296-5600
                           Telecopy: (303) 291-2990

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         6.2 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Borrower and TCC.

         6.3 Assignment This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns; provided however, the Borrower shall not have the right to transfer any of its rights or obligations hereunder or under any other Loan Document.

         6.4 Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the law of the state of Colorado.

         6.5 Headings. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

         6.7 Severability. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         6.8 Entire Agreement. This Agreement and the Loan Documents represent the entire agreement and understanding concerning the subject matter hereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposal, offers and contracts concerning the subject matter hereof, whether oral or written.

         IN WITNESS WHEREOF, Borrower and TCC have caused this Agreement to be executed as of the ____ day of--------, ------.

                              TIMET COLORADO CORPORATION, a Colorado corporation

                              By:_____________________________________
                              Name:__________________________________
                              Title:___________________________________

                              ----------------------------------------
                              BORROWER:

                                    EXHIBIT A
                         FORM OF SECURED PROMISSORY NOTE




$------------------                                     ------- --, -----
                                                         DENVER, COLORADO


         FOR VALUE RECEIVED, the undersigned, _____________________________(the "Borrower"), promises to pay to the order of TIMET COLORADO CORPORATION, a Colorado corporation (together with its successors and assigns, "TCC"), at the office of TCC at 1999 Broadway, Suite 4300, Denver, CO 80202 or such other place as TCC may designate in writing to the Borrower, the principal sum of ____________________________ AND ____/00 DOLLARS ($_______________) of United
States funds, or, if less, so much thereof as may be outstanding from time to time, plus interest as hereinafter provided.

         All capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Pledge Agreement dated as of _______ __, _____ (as amended from time to time, the "Loan Agreement") by and among the Borrower and TCC, except to the extent such capitalized terms are otherwise defined or limited herein.

         The Borrower hereby promises to pay the unpaid principal amount hereof in five (5) equal installments, together with all accrued and unpaid interest as of each payment date, commencing on the sixth anniversary of the date of this Note. Notwithstanding the foregoing, all unpaid principal amounts and other Obligations then outstanding hereunder shall be due and payable on the earliest to occur of (i) the tenth anniversary of the date of this Note (the "Maturity Date"), (ii) the sale of the Collateral whether by Borrower or TCC, or (iii) such earlier date as payments of the Loans shall be due, whether by acceleration or otherwise under the terms of this Note or any other Loan Document.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof at a rate per annum equal to the Base Rate plus .0625% per annum (which rate as of the date of this Promissory Note is ____%) from the date hereof until the earlier of the Maturity Date, or such earlier date as payments of the Loans shall be due, whether by acceleration or otherwise. Interest shall be payable in arrears on each March 31, June 30, September 30 and December 31. Interest under this Note also shall be due and payable when this Note shall become due (whether at the Maturity Date or earlier date by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest payable on DEMAND at the Default Rate as provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by TCC, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify TCC in writing that it elects to have such excess sum returned forthwith. It is the express intent of the parties that the Borrower not pay and TCC not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest.

         No delay or omission on the part of TCC or any holder hereof in exercising its rights under this Note, in exercising its rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of TCC or any holder hereof, nor shall any waiver of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including attorneys' fees and expenses, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note is entitled to the benefits and subject to the terms of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing Collateral for the Loans, whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto and providing Collateral for the Loans.

         This Note shall be construed in accordance with and governed by the internal laws of the state of Colorado.

         The Loans shall be full recourse as to Borrower; provided, however, that in the event of a sale by TCC of all of the Collateral upon an Event of Default, or because of termination of Borrower's employment for any reason, except as otherwise provided in this paragraph, TCC shall be limited to seeking or being allowed to obtain a personal judgment against the Borrower or the Borrower's successors and assigns in an amount equal to (i) seventy percent (70%) of the remaining unpaid principal outstanding after application of the proceeds from the sale of Collateral, and (ii) all accrued interest and other amounts (excluding principal) due and payable under the Loan Documents. Notwithstanding anything herein to the contrary, in the event of any default by the Borrower under the Loan Documents, (a) TCC shall have all rights reserved herein, in the Loan Documents, and in any other instrument given or granted for the purpose of securing the payment of this Note, subject to the limitation described in the first sentence of this paragraph, (b) shall have full recourse to all Collateral for the payment of the indebtedness evidenced hereby and to any other property which is now or hereafter encumbered or otherwise pledged as security for the payment of the indebtedness evidenced by this Note or arising under the other Loan Documents, (c) nothing contained herein or in any instrument the purpose of which is to secure the payment of this Note or amounts due under the other Loan Documents shall be construed to prohibit TCC from filing any necessary action naming the Borrower or the Borrower's successors and assigns, the purpose of which action is to effect the realization of any security given for the payment of this Note or arising under the other Loan Documents, and (d) the limitations contained herein shall not be construed to prevent TCC from asserting a claim to an interest in any Collateral or the proceeds thereof or other moneys in the hands of a trustee or receiver or other person or entity appointed by a court of competent jurisdiction.

         IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written.



BORROWER:                                     __________________________________
                                                          [Name]